April 1, 1996



Dear Mead Plan Participant:

The proxy card that you recently received referred to the incorrect Mead savings plan. Therefore, it is necessary to resolicit these votes.

Any vote cast by you on the proxy card originally sent will not be counted as a valid vote.

Enclosed is the correct proxy card together with another copy of the proxy statement. Please cast your vote and mail in the enclosed business reply envelope as soon as possible.

Sincerely,

BOSTON EQUISERVE

Boston Equiserve

The Mead Corporation
World Headquarters
Courthouse Plaza Northeast
Dayton, Ohio 45463
Telephone: 513-495-6323





                                                   April 1, 1996

IF YOU HAVE RECENTLY
SENT IN YOUR PROXY PLEASE
DISREGARD THIS LETTER


To the Holders of Common Shares of
       THE MEAD CORPORATION

                               A REMINDER

The Mead Annual Meeting of Shareholders is to be held Thursday, April 25, 1996. We have previously sent you a Notice of Meeting, Proxy Statement and Proxy Card as well as an Annual Report.

Your signed Proxy is IMPORTANT, whether your holding is large or small. In the event you have misplaced your proxy card, a duplicate is enclosed for your convenience. You need simply to fill it out, sign it, and mail it in the enclosed, postage paid envelope today.

Thank you for your interest and cooperation.

                                                   Very truly yours,


                                                   STEVEN C. MASON

                                                   Steven C. Mason
                                                   Chairman and
                                                   Chief Executive Officer

                              THE MEAD CORPORATION
                Annual Meeting of Shareholders, April 25, 1996

       The undersigned holder(s) of Common Shares of THE MEAD CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), hereby appoints John G.Breen, William E. Hoglund and Thomas B. Stanley, Jr., and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Common Shares of the undersigned entitled to vote at the Annual Meeting of the Company to be held at the Blair Auditorium, Sinclair Community College, 444 West Third Street, Dayton, Ohio on Thursday, April 25, 1996 at 4:00 p.m. and at any and all adjournments of such meeting, upon the matters set forth on the reverse side hereof, and in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTION IS INDICATED, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE DIRECTORS.
IN THE EVENT OF CUMULATIVE VOTING FOR DIRECTORS, EXCEPT AS OTHERWISE INDICATED BY THE UNDERSIGNED, A VOTE FOR THE NOMINEES LISTED HEREIN WILL GIVE THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND TO ALLOCATE THEM IN FAVOR OF ANY ONE OR MORE OF THE NOMINEES, AS THE PROXYHOLDERS DETERMINE.
                                                               |------------|
        (CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE SIDE) |SEE REVERSE |
                                                               |    SIDE    |
                                                               |------------|

[x] Please mark
    votes as in
    this example

 |------------------------------------------------------------------|
 | The Board recommends a vote FOR proposals, 1, 2, 3 and 4         |
 |------------------------------------------------------------------|
1.  Election of Directors
    Nominees: J. A. Krol, S. C. Mason,
    P. F. Miller, Jr., L. J. Styslinger, Jr.
              FOR          WITHHELD
              ALL          FROM ALL
           NOMINEES        NOMINEES
             [  ]           [  ]
[ ]
- ---------------------------------------------
For all nominees except as noted above

                              FOR   AGAINST  ABSTAIN
2. To approve the 1996
   Stock Option Plan.         [ ]     [ ]      [ ]

3.  To amend the
    Restricted Stock
    Plan.                     [ ]    [ ]      [ ]

4. To amend the Regu-         [ ]    [ ]      [ ]
   lations to declassify
   the Board.


|----------------------------------------------|
|The Board recommends a vote AGAINST           |
|the following shareholder proposal 5:         |
|----------------------------------------------|

                                FOR   AGAINST  ABSTAIN
5. Shareholder Proposal
   on Severance Agree-
   ments                        [ ]     [ ]      [ ]

                                                    MARK HERE
                                                    FOR ADDRESS
                                                    CHANGE AND
                                                    NOTE AT LEFT [  ]

Receipt is acknowledged of Notice of the Annual
Meeting and Proxy Statement relating thereto.
Shareholders should mark, date this proxy and sign exactly as name(s) appears hereon and return in the enclosed envelope. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.


Signature:________________________                     Date:____________

Signature:________________________                     Date:____________